UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2008

VISUAL MANAGEMENT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-133936 (Commission File Number)	68-0634458 (IRS Employer Identification Number)

1000 Industrial Way North, Suite C Toms River, New Jersey 08755 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (732) 281-1355

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

EXPLANATORY NOTE

On April 8, 2008, Visual Management Systems, Inc. filed a Report on Form 8-K (the “8-K”) to announce that it had acquired, on April 3, 2008, substantially all of the assets of Intelligent Digital Systems, LLC. A Report on Form 8-K/A was filed on June 17, 2008 to amend the 8-K to include financial statements of the acquired business and pro forma financial information not available at the time of the filing of the 8-K. This report on Form on Form 8-K/A is being filed to amend the pro forma information previously filed.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

The Financial Statements of Intelligent Digital Systems, LLC and the notes thereto were filed as Exhibit 99.1 to the Form 8-K/A filed on June 17, 2008.

(b)	Pro Forma Financial Information

The pro forma financial statements giving effect to the acquisition of substantially all of the assets of Intelligent Digital Systems, LLC and the notes thereto are filed as Exhibit 99.2 to this Form 8-K/A.

(c)	Exhibits

99.1	Financial Statements of Intelligent Digital Systems, LLC (previously filed)

99.2	Pro Forma Financial Statements giving effect to the acquisition of substantially all of the assets of Intelligent Digital Systems, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Visual Management Systems, Inc.
(Registrant)

By:	/s/ Jason Gonzalez
Name:	Jason Gonzalez
Title:	President and Chief Executive Officer

Dated: August 27, 2008